UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ROEBLING FINANCIAL CORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 29, 2008

Dear Shareholder:

On behalf of the Board of Directors and management of Roebling Financial Corp, Inc., I cordially invite you to attend the Annual Meeting of Shareholders to be held at Bung’s Tavern, 2031 Route 130 South, Burlington New Jersey, on Monday, January 26, 2009, at 11:00 a.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. During the Annual Meeting, I will report on our operations. Our directors and officers will be present to respond to any questions you may have.

You will be asked to elect two directors and to ratify the appointment of Fontanella and Babitts as our independent public accountants for the fiscal year ending September 30, 2009. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

Sincerely,
/s/ Frank J. Travea, III Frank J. Travea, III President and Chief Executive Officer

Route 130 South & Delaware Avenue, P O Box 66, Roebling, NJ 08554 (609) 499-9400

ROEBLING FINANCIAL CORP, INC.

ROUTE 130 SOUTH AND DELAWARE AVENUE

ROEBLING, NEW JERSEY 08554

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 26, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Roebling Financial Corp, Inc. (the “Company”), will be held at Bung’s Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 26, 2009, at 11:00 a.m. local time for the following purposes:

1.	To elect two directors; and

2.	To ratify the appointment of Fontanella and Babitts as independent public accountants for the fiscal year ending September 30, 2009;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting other than procedural matters.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Shareholders of record at the close of business on December 12, 2008 are the only shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. ALL SHAREHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Joan K. Geary
JOAN K. GEARY Secretary

Roebling, New Jersey

December 29, 2008

THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

ROEBLING FINANCIAL CORP, INC.

ROUTE 130 SOUTH AND DELAWARE AVENUE

ROEBLING, NEW JERSEY 08554

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 26, 2009

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Roebling Financial Corp, Inc. to be used at the 2009 Annual Meeting of Shareholders which will be held at Bung’s Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 26, 2009, at 11:00 a.m. local time (the “Annual Meeting”). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about December 29, 2008.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.10 par value (the “Common Stock”), as of the close of business on December 12, 2008 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares in person at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,718,473 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for director and a vote “FOR” the ratification of Fontanella and Babitts as independent public accountants for the fiscal year ending September 30, 2009.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Participants in the Roebling Bank Employee Stock Ownership Plan

If you are a participant in the Roebling Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees is January 16, 2009.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of Fontanella and Babitts as our independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file reports regarding their ownership with the Securities and Exchange Commission. A person is the beneficial owner of any shares of Common Stock as to which he or she has or shares voting or investment power or has the right to acquire within 60 days of the Record Date. Based on our review of beneficial ownership reports filed with the Securities and Exchange Commission, the following table sets forth, as of the Record Date, persons or groups who are known to us to beneficially own more than 5% of the Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding

Mark V. and Dawn Dimon Route 130 South and Delaware Avenue Roebling, New Jersey 08554	105,298 (1)	6.1%
John J. and Denise Ferry Route 130 South and Delaware Avenue Roebling, New Jersey 08554	100,238 (1)	5.8%
Roebling Bank Employee Stock Ownership Plan Trust Route 130 South and Delaware Avenue Roebling, New Jersey 08554	121,147 (2)	7.1%
Lance S. Gad 1250 Fence Row Drive Fairfield, CT 06824	131,122	7.6%
Kenneth R. and Joan Abercrombie Lehman 1408 N. Abingdon Street Arlington, VA 22207	113,269	6.6%

___________

(1)	Excludes 121,147 shares held by the ESOP Trust for which he serves as a trustee and 6,484 unvested shares held by the RSP Trust for which he also serves as a trustee.
(2)

The Roebling Bank Employee Stock Ownership Plan (“ESOP”) has shared voting and dispositive power over 121,147 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Dimon, Ferry and LaVecchia to serve as the ESOP administrative committee (“ESOP Committee”) and to serve as the ESOP trustees (“ESOP Trustees”). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 66,244 shares have been allocated to participant accounts under the ESOP.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of six members, each of whom also serves as a director of the Company’s principal subsidiary, Roebling Bank (the “Bank”). Under the Company’s Certificate of Incorporation, directors are divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. Two directors will be elected at the Annual Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

John A. LaVecchia and George N. Nyikita (the “Nominees”) have been nominated by the Board of Directors for election as directors at the Annual Meeting. The Nominees are currently members of the Board and have been nominated for three-year terms to expire in the 2012 annual meeting of shareholders and when their successors have been elected and qualified.

The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

The following table sets forth for each of the nominees, the directors continuing in office and the Company’s executive officers, including for each their name, their positions with the Company, age, the year they first became a director of the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director first became a director of the Company upon its incorporation in 2004. Beneficial ownership of directors and executive officers of the Company, as a group, is also shown below.

Name and Positions	Age (1)	Year First Elected or Appointed (2)	Current Term Expires	Shares of Common Stock Beneficially Owned at Record Date(3)		Percent of Class

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2012

John A. LaVecchia Director and Vice Chairman	61	1989	2009	27,918	(4)	1.6%

George N. Nyikita Director	58	1989	2009	34,400		2.0%

DIRECTORS CONTINUING IN OFFICE

Mark V. Dimon Director and Treasurer	50	1983	2010	105,298	(4)	6.1%

John J. Ferry Director and Chairman of the Board	58	1986	2010	100,238	(4)	5.8%

Joan K. Geary Director and Secretary	80	1990	2011	37,381		2.2%

Robert R. Semptimphelter, Sr. Director	56	1990	2011	45,357		2.6%

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Frank J. Travea, III President and Chief Executive Officer	62	--	--	26,419	(5)	1.5%

Janice A. Summers Senior Vice President, Chief Operating Officer and Chief Financial Officer	47	--	--	24,610	(6)	1.4%

All directors and executive officers as a group (8 persons)				401,621	(4)(7)	22.3%

(1)	At September 30, 2008.
(2)	Refers to the year the individual first became a director of the Bank.
(3)

Includes 15,321 shares for Director LaVecchia and 9,107 shares for Directors Geary, Semptimphelter, Nyikita, Dimon and Ferry which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date. Excludes 5,650 and 7,380 shares held by the Director Deferred Compensation Plan for the benefit of Directors Ferry and Dimon, respectively.

(4)

Excludes 121,147 shares held by the ESOP and 6,484 unvested shares held by the restricted stock plan for which Messrs. LaVecchia, Dimon and Ferry serve as members of the ESOP and RSP Trust Committees. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

(5)

Includes 9,023 shares allocated to the account of Mr. Travea in the ESOP, 10,000 shares that may be acquired through the exercise of stock options within 60 days of the Record Date and 921 shares of Common Stock eligible to be issued under the restricted stock plans within 60 days of the Record Date.

(6)

Includes 8,060 shares allocated to the account of Ms. Summers in the ESOP, 10,000 shares that may be acquired through the exercise of stock options within 60 days of the Record Date and 540 shares of Common Stock eligible to be issued under the restricted stock plans within 60 days of the Record Date.

(7)

Includes 1,461 shares of Common Stock eligible to be issued under the restricted stock plans within 60 days of the Record Date and 80,856 shares that may be acquired through the exercise of stock options within 60 days of the Record Date.

Biographical Information

The principal occupation of each director and executive officer of the Company is set forth below. Executive officers receive compensation from the Bank. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

Nominees for Directors:

John A. LaVecchia is a Senior Sales Consultant with Colonial Auto Complex. He had formerly served as a Manager of Brandow Group, Chevrolet Division since 1999 and prior to that, served as President of Totten Chevrolet Inc., an automotive dealership. Mr. LaVecchia is a former member of the Board of Directors of Girl Scouts USA and has coached in both Medford Little League and Medford Youth Soccer Clubs.

George N. Nyikita is Manager of Corporate Development for Pennoni Associates, an engineering consulting company. Until 2007, he was the Executive Director of the Burlington County Bridge Commission where he had served since 1991. He is a member of the Board of Trustees of Burlington County College. Mr. Nyikita is a former member of the Burlington County Board of Taxation and a former Director of the Family Y of Burlington County.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

Mark V. Dimon has been the sole proprietor of Dimon Oil Corp., a commodity brokerage business he founded in 1988, and has been a member of the New York Mercantile Exchange for 27 years. Mr. Dimon has been a member of the Florence Township Board of Education for eight years and presently serves on the Community Relations, Finance and Policy Committees. He is also a member of the Board of the Roebling Museum.

John J. Ferry is President and owner of John J. Ferry Enterprises, Inc., a general construction contractor with which he has been affiliated for 34 years. Mr. Ferry is President of the Burlington County Institute of Technology School Board, in Westampton, New Jersey.

Joan K. Geary is the President and Treasurer of Keating Realty Company trading as M.E. Keating, Inc., which is engaged in equipment rental, excavation, grading and related work and with which she has been affiliated for 62 years. Ms. Geary is the Chairperson of the Florence Township Economic Development Council. She also holds a New Jersey Real Estate License.

Robert R. Semptimphelter, Sr. is a principal of Farnsworth & Semptimphelter, LLC, a healthcare physician billing service located in Burlington County which he formed in 2002. Prior to forming Farnsworth & Semptimphelter, LLC, he had served as Director of Patient Financial Services at Carrier Clinic in Belle Meade, New Jersey since 1992. He has also held the position of Controller for several large healthcare institutions as well as the position of bank examiner at a public accounting firm. Mr. Semptimphelter was appointed to the Planning Board of Mansfield Township in 2006. He holds a degree in accounting from St. Edwards University and a masters degree in finance from Rider University.

Executive Officers Who Are Not Directors:

Frank J. Travea, III commenced employment with the Bank in September 2000 as Vice President and Commercial Loan Officer. In January 2002, Mr. Travea was appointed Vice President and Senior Loan Officer. In September 2002, Mr. Travea was appointed President and Chief Executive Officer of the Bank and Company. He has been employed in the banking industry for 45 years. Mr. Travea is a director of the New Jersey League of Commmunity Bankers. He is Chief Financial Officer of the Library Company of Burlington, the oldest private library in the United States, and serves on the Board of Education for St. Paul’s School. Mr. Travea is a past president of the Burlington Rotary and the Burlington-Camden County Savings League.

Janice A. Summers commenced employment with the Bank in May 2000 as Senior Vice President and Chief Operating Officer. In September 2002, Ms. Summers was appointed Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Bank and Company. Prior to joining the Bank, Ms. Summers was Executive Vice President and Chief Financial Officer of St. Edmond’s Federal Savings Bank in Philadelphia, where she had been employed since 1993. Ms. Summers has 26 years of experience in the banking industry and is also a Certified Public Accountant.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all Directors would be considered independent under the independence standards of The Nasdaq Stock Market if the Common Stock was listed thereon. In determining which directors are independent, the Board of Directors considered the deposit and other relationships which directors have with the Bank as well as the relationships described under “Related Party Transactions” but determined that these relationships did not affect their independence. There are no members of the Audit Committee who would not meet the independence standards of The Nasdaq Stock Market for Audit Committee members and no members of the Audit Committee who could only serve under exceptions to these standards.

Director Attendance

Our Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. All committees act for the Company and the Bank. During the fiscal year ended September 30, 2008, the Board of Directors of the Company held three regular meetings while the Board of Directors of the Bank held 25 regular and six special meetings. During the fiscal year ended September 30, 2008, no director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which such director served. We encourage directors to attend annual meetings of shareholders. All directors attended the 2008 Annual Meeting of Shareholders of Roebling Financial Corp, Inc.

Committees of the Board of Directors

In addition to other committees, as of September 30, 2008, the Company has a Nominating Committee, a Compensation Committee, and an Audit Committee.

Audit Committee. The Audit Committee is a standing committee and consists of Directors Semptimphelter, Nyikita and Ferry. The Board of Directors has determined that all the members of the Audit Committee would be independent as defined by the rules of The Nasdaq Stock Market including the independence standards for audit committee members. The Board of Directors has determined that Mr. Semptimphelter is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission and that he is independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the outside accountants to discuss the scope of the audit and to review the results of the annual audit. This Committee met five times in fiscal 2008. The Board of Directors adopted a formal written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

Compensation Committee. The Personnel Committee acts a compensation committee and meets as needed to review the performance of employees and to determine compensation to be recommended to the Board. The Committee has authority over significant personnel issues and provides direction to the Chief Executive Officer. The Chief Executive Officer is responsible for salary administration with the exception of executive officers. Outside consultants have not been used for personnel matters with the exception of legal counsel when deemed necessary. The Personnel Committee is a standing Committee and is comprised of Directors Nyikita, Semptimphelter and Ferry. The Board of Directors has not adopted a formal written charter for the Compensation Committee. The Committee met four times during fiscal 2008.

Nominating Committee and Director Nomination Process. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the Board of Directors appoints a nominating committee for the selection of management’s nominees for director. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by shareholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee’s name and qualifications for board membership. The Board believes that all nominees for director, including shareholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year’s annual meeting are incumbent directors standing for re-election. The Board of Directors appointed a nominating committee that met one time during fiscal year 2008 in order to make nominations for directors at the 2008 Annual Meeting. Such committee consisted of independent Directors Dimon and Nyikita.

Communications with Directors

Shareholders may send written communications to directors by addressing them to the Secretary at the main office of Roebling Bank, Route 130 South and Delaware Avenue, Roebling, New Jersey 08554.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last two fiscal years by our principal executive officer and for the two most highly compensated executive officers other than the principal executive officer whose compensation (excluding compensation attributable to non-qualified deferred compensation earnings) during the fiscal year ended September 30, 2008 exceeded $100,000 for services rendered in all capacities to Roebling Financial Corp, Inc. and Roebling Bank.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards (1)	All Other Compensation	Total

Frank J. Travea, III	2008	$123,332	$4,000	$13,248	$--	$28,011	(2)	$168,591
President and Chief	2007	115,692	5,000	8,400	--	29,988		159,080
Executive Officer

Janice A. Summers	2008	$110,000	$4,000	$6,594	$--	$15,488	(3)	$136,082
Senior Vice President	2007	105,762	3,000	4,150	--	16,847		129,759
Chief Operating Officer and
Chief Financial Officer

__________

(1)

Based on the dollar amount recognized as expense during the fiscal year in accordance with Statement of Financial Accounting Standards 123R. For a discussion of assumptions used, see Note 13 of Notes to Consolidated Financial Statements in the 2008 Annual Report to Stockholders.

(2)

Includes $5,194 in Bank matching contributions to Mr. Travea’s 401(k) account, $10,578 in family health insurance premiums paid by the Bank, 1,104 shares allocated to Mr. Travea’s account pursuant to the ESOP at a cost of $8.48 per share (with an aggregate market value of $9,880 at September 30, 2008), $1,504 in taxable automobile benefits and $1,378 representing the taxable amount of employer-provided group term life insurance.

(3)

Includes $4,520 in Bank matching contributions to Ms. Summers’ 401(k) account, $2,685 in health insurance premiums paid by the Bank, 943 shares allocated to Ms. Summers’ account pursuant to the ESOP at a cost of $8.48 per share (with an aggregate market value of $8,441 at September 30, 2008) and $288 representing the taxable amount of employer-provided group term life insurance.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards to Mr. Travea and Ms. Summers at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (3)

Frank J. Travea, III	10,000	--	$12.725	9/6/16	2,639	(1)	$23,619
Janice A. Summers	10,000	--	$12.725	9/6/16	1,332	(2)	$11,921

___________

(1)

Represents remaining unvested shares awarded to Mr. Travea under the Restricted Stock Plan as follows: 185 shares awarded on December 6, 2004; 496 shares awarded on December 5, 2005; 576 shares awarded on December 7, 2006 and 1,382 shares awarded on December 3, 2007. The shares vest as follows: 970 shares in December 2008; 785 shares in December 2009; 538 shares in December 2010; and 346 shares in December 2011.

(2)

Represents remaining unvested shares awarded to Ms. Summers under the Restricted Stock Plan as follows: 82 shares awarded on December 6, 2004, 186 shares awarded on December 5, 2005, 336 shares awarded on December 7, 2006 and 728 shares awarded on December 3, 2007. The shares vest as follows: 469 shares in December 2008; 387 shares in December 2009; 294 shares in December 2010; and 182 shares in December 2011.

(3)	Based on the most recent closing price of the Common Stock as of September 30, 2008 ($8.95 per share)

Retirement, Severance and Change-in-Control Arrangements. The Company has various arrangements with Mr. Travea and Ms. Summers pursuant to which they may become eligible for retirement benefits or payments in connection with a termination of their employment or a change in control of the Company.

Employment Agreements. The Bank has entered into employment agreements (the “Agreements”) with Mr. Frank J. Travea, III and Ms. Janice A. Summers each for a one-year term subject to annual extension for an additional year on each anniversary date unless the Board of Directors gives 60 days prior notice. As of September 30, 2008, Mr. Travea’s base salary under his Agreement is $125,000 per annum and Ms. Summers’ base salary under her Agreement is $114,500 per annum. Under the Agreements, both Mr. Travea’s and Ms. Summers’ employment may be terminated by the Bank with or without “just cause” as defined in the Agreement. If the Bank terminates Mr. Travea’s or Ms. Summers’ employment without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the Agreement, but in no event for a period of less than six months thereafter. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreements, Mr. Travea and Ms. Summers will each be paid an amount equal to 2.0 times their respective total taxable compensation for the calendar year ending on December 31 preceding such termination, plus the costs associated with maintaining their benefits participation for a period of two years. In the event of a change in control at September 30, 2008, Mr. Travea and Ms. Summers would have been entitled to payments of approximately $295,000 and $245,000, respectively.

401(k) Plan. Roebling Bank sponsors a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to the maximum amount allowed by law annually. The 401(k) Plan is open to all employees over the age of 21 with more than one year of service. The Bank matches employee contributions 100% up to the first 3% of salary and 50% of contributions on the next 2% of compensation to a maximum of 4%. Employees may invest their 401(k) Plan account balances in various mutual funds. Employees are immediately vested in their plan contributions and in matching contributions made by the Bank. Participating employees may begin receiving distributions from their 401(k) Plan account on their retirement at age 59½ and must begin receiving distributions at age 70.

Stock Option and Restricted Stock Plans. Under the 1999 and 2006 Stock Option and Restricted Stock Plans, all plan share awards become vested and non-forfeitable upon a termination of employment in connection with death or disability or upon a change in control of the Company. At September 30, 2008, all outstanding options for Mr. Travea and Ms. Summers are exercisable. At September 30, 2008, Mr. Travea and Ms. Summers had 2,639 and 1,332 shares of unvested restricted stock awards which had an aggregate value of $23,619 and $11,921, respectively, based on the last closing price of the Common Stock on that date and which would vest immediately upon their termination of employment in connection with their death or disability or a change in control. On December 4, 2008, Mr. Travea and Ms. Summers were granted awards of 2,086 shares and 1,739 shares, respectively, under the Restricted Stock Plan. Such shares vest at the rate of 20% per year effective with the date of grant and had a value on December 4, 2008 of $12,000 and $10,000, respectively.

Employee Stock Ownership Plan. The Company maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service and have attained the age of 21. The ESOP is funded by contributions made by the Company in cash or Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP has previously borrowed funds from the Company to finance the acquisition of shares of the Common Stock. Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation. All participants must be employed at least 1,000 hours in a plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation. Participant benefits become fully vested in plan allocations following five years of service. Employment before the adoption of the employee stock ownership plan is credited for the purposes of vesting. At September 30, 2008, Mr. Travea and Ms. Summers had 9,023 and 8,060 shares and cash with an aggregate value of $81,964 and $73,232, respectively, credited to their respective accounts in the ESOP and are each fully vested.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of Roebling Financial Corp, Inc. who are not Named Executive Officers during the last fiscal year.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	All Other Compensation	Total
Mark V. Dimon	$26,500	$2,430	$--	$--	$28,930
John J. Ferry	31,177	2,430	--	--	33,607
Joan K. Geary	26,200	2,430	--	--	28,630
John A. LaVecchia	26,800	2,430	--	--	29,230
George N. Nyikita	28,150	2,430	--	--	30,580
Robert R. Semptimphelter, Sr.	27,550	2,430	--	--	29,980

(footnote on next page)

_______________

(1)

Consists of amount recognized by Company as expense during the fiscal year ended September 30, 2008. For assumptions used in calculating value of awards, see Note 13 of Notes to Consolidated Financial Statements in the 2008 Annual Report to Stockholders. See the table below for directors’ options outstanding.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Mark V. Dimon	9,107	--	$10.00	2016
John J. Ferry	9,107	--	10.00	2016
Joan K. Geary	9,107	--	10.00	2016
John A. LaVecchia	9,107	--	10.00	2016
	6,214	--	3.595	2009
George N. Nyikita	9,107	--	10.00	2016
Robert R. Semptimphelter, Sr.	9,107	--	10.00	2016

Board Fees. Each non-employee Director receives $2,000 a month and $150 for each board and committee meeting attended. Total fees of approximately $166,000 were paid to directors for their service on the Board of Directors and its committees during the fiscal year ended September 30, 2008. As Chairman, Mr. Ferry is an ex-officio member of all committees.

Directors Consultation and Retirement Plan. The Bank sponsors a Directors Consultation and Retirement Plan (“DRP”) to provide retirement benefits to non-employee directors of the Bank. Payments under the DRP commence upon retirement as a director of the Bank. The DRP provides a retirement benefit based on the number of years of service to the Bank. Benefits shall be paid for a maximum of 120 months to the retired directors or their beneficiary. For the fiscal year ended September 30, 2008, no payments were made under the DRP.

Directors Change in Control Severance Plan. The Company has adopted a Directors Change in Control Severance Plan. In the event of a future Change in Control of the Company and the termination of the service of a director, he or she will receive a severance benefit payable in a lump-sum as follows: for those with less than 10 years of Board service, 100% of the most recent calendar year’s aggregate Board compensation; more than 10 but less than 15 years, then 150% of such prior year’s compensation; more than 15 but less than 20 years, 200% of such prior year’s compensation; and more than 20 years, 300% of prior year’s compensation. No such payments will be made that would exceed the tax-deductible limits under Section 280G of the Internal Revenue Code of 1986.

Stock Option and Restricted Stock Plans. Effective with the adoption of the Roebling Financial Corp, Inc. 2006 Stock Option Plan on January 30, 2006, each non-employee director was granted options to acquire 9,107 shares of common stock at an exercise price of $10.00 per share. All such options were immediately vested and exercisable. Effective with the adoption of the Roebling Bank 2006 Restricted Stock Plan on January 30, 2006, each non-employee director was awarded 2,185 shares of restricted stock which vested one-third on the date of grant and vest one-third annually thereafter. At September 30, 2008, all such restricted stock awards had vested.

RELATED PARTY TRANSACTIONS

The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features. During the two years ended September 30, 2008 and 2007, no directors, officers or their immediate family members were engaged in business transactions with the Company involving more than $120,000 (other than through loans as part of the Bank’s regular lending operations).

PROPOSAL II - RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

Fontanella and Babitts was the Company’s independent public accountants for the fiscal year ended September 30, 2008. The Board of Directors has appointed Fontanella and Babitts to be its accountants for the fiscal year ending September 30, 2009, subject to ratification by the Company’s shareholders. The engagement of Fontanella and Babitts was approved in advance by the Audit Committee. A representative of Fontanella and Babitts is not expected to attend the Annual Meeting and will, therefore, not be able to respond to shareholder’s questions or make a statement.

Fees paid to the Company’s principal accountant for each of the last two fiscal years are set forth below:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$53,053	$1,600	$11,300	$—
2007	$48,690	$—	$14,650	$—

Audit Fees include fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Audit-Related Fees consist of fees incurred in connection with compliance with the internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.

Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. No such fees were billed during the last two fiscal years.

The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the shareholders of the Company at the Annual Meeting. The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Fontanella and Babitts as the Company’s independent public accountants for the fiscal year ending September 30, 2009.

AUDIT COMMITTEE REPORT

Review of Audited Financial Statements with Management. The Audit Committee reviewed and discussed the audited financial statements for the year ended September 30, 2008 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Public Accountants. The Audit Committee discussed with Fontanella & Babitts, the Company’s independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Fontanella & Babitts required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, as may be modified or supplemented, and has discussed with Fontanella & Babitts its independence.

Recommendation that Financial Statements be Included in Annual Report. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2008, for filing with the Securities and Exchange Commission.

Audit Committee:
Robert R. Semptimphelter, Sr. John J. Ferry George N. Nyikita

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement for the annual meeting of shareholders to be held in 2010 all shareholder proposals must be submitted to the Secretary at the Company’s office, Route 130 South and Delaware Avenue, Roebling, New Jersey 08554, on or before September 1, 2009. Under the Company’s Bylaws, in order to be considered for possible action by shareholders at the 2010 annual meeting of shareholders, shareholder proposals not included in the Company’s proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 28, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company’s knowledge, all of the filings by the Company’s directors and executive officers were made on a timely basis during the 2008 fiscal year.

OTHER MATTERS

The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the Annual Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

ANNUAL REPORT

The Company’s 2008 Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2008 as filed with the Securities and Exchange Commission will be furnished without charge to shareholders as of the Record Date, upon written request to the Secretary, Roebling Financial Corp, Inc., Route 130 South and Delaware Avenue, Roebling, New Jersey 08554.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Joan K. Geary
JOAN K. GEARY Secretary

Roebling, New Jersey

December 29, 2008

APPENDIX A

Roebling Financial Corp, Inc.

Roebling Bank

Audit Committee Charter

Approved by the board 07/07/08

Purpose

To assist the board of directors in fulfilling its oversight responsibilities for:

The integrity of the company’s financial statements that will be provided to the shareholders and others.

The company’s compliance with legal and regulatory requirements.

The independent auditor’s qualifications and independence.

The performance of the company’s internal audit function and external audit function.

Authority

The audit committee has authority to conduct or authorize investigations into any matter within its scope of responsibility. It is empowered to:

Approve the engagement of the public accounting firm.

Monitor the activity of the outside auditors.

Monitor all auditing and permitted non-audit services performed by the accounting firm.

Retain independent counsel, accountants, or others to advise the committee, when required.

Seek any information it requires from employees.

Meet with company officers, external auditors or outside counsel, when required.

The committee may delegate authority to subcommittees.

The audit committee will be responsible for reporting their actions to the full board.

Composition

The audit committee will consist of at least three members of the board of directors. The Chairman will appoint the committee members and committee chair.

Each committee member will be both independent and financially literate. At least one member shall be designated as the “financial expert”, as defined by SEC regulations.

Under SEC regulations, the persons must meet the following criteria:

Has the person completed a program of learning in accounting or auditing?

Does the person have experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor?

Does the person have experience in one or more positions that involve the performance of similar functions?

Does the person have experience actively supervising a person(s) performing one or more of these functions?

Does the person have experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements?

Meetings

The committee will generally meet four times per year to in order to review and discuss the quarterly audit reports, or, as circumstances require. All committee members are expected to attend each meeting. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and minutes will be prepared.

Responsibilities

Review accounting issues and understand their impact on the financial statements.

Understand the effect of regulatory issues and their impact on earnings & operations.

Review the financial statements prepared by management and the judgments made.

Review with management the external auditors report.

Discuss the annual financial statement and quarterly SEC reporting.

Consider the effectiveness of the company’s internal control systems and audit functions.

Review the external auditors proposed audit scope and approach.

Present audit reports to the full board along with committee actions.

Review the findings of any examination by the regulatory agencies.

Obtain updates from management regarding compliance matters.

Provide an open avenue of communication between the audit function and the board.

Discuss with management the risk assessment policy.

Perform other activities as requested by the board of directors.

Confirm annually all responsibilities in this charter have been carried out.

Reviews the committee charter annually, reassessing the adequacy of this charter, and recommend any proposed change(s) to the Board of Directors.

The committee will monitor the Information Technology Systems Controls and the overall Security Policy of the bank.

Periodically review the organization code of ethics to ensure that it is complete and current.

The Audit Committee Chairman has the responsibility to call a meeting whenever he feels there is an issue which needs committee attention. Committee members should not vote on any matter in which they are not independent.

A-2

REVOCABLE PROXY ROEBLING FINANCIAL CORP, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF

     SHAREHOLDERS

    JANUARY 26, 2009

The undersigned hereby appoints the Board of Directors of Roebling Financial Corp, Inc. (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at Bung’s Tavern at 2031 Route 130 South, Burlington, New Jersey, on Monday, January 26, 2009, at 11:00 a.m. local time, and at any and all adjournments thereof, in the following manner:

                 With-      For All

                  For        Hold       Except

1.    The election as directors                          ☐          ☐            ☐

of nominees listed below

(except as marked to the

contrary):

John A. LaVecchia

George N. Nyikita

(INSTRUCTION: to withhold authority to vote for any

individual nominee, mark “For All Except” and write that

nominee’s name in the space provided below)

_________________________________________

                    FOR   AGAINST ABSTAIN

2.    The ratification of the                              ☐          ☐                ☐

appointment of Fontanella

and Babitts, as the

Company’s independent

public accountants for

the fiscal year ending

September 30, 2009

The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” the above listed proposition.

PLEASE CHECK THIS BOX IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING. ☐

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please be sure to sign and date this proxy in the box below	Date
Shareholder sign above. Co-holder (if any) sign above.

Detach above card, date, sign and mail in postage prepaid envelope provided.

ROEBLING FINANCIAL CORP, INC.

ROUTE 130 SOUTH AND DELAWARE AVENUE - ROEBLING, NEW JERSEY 08554

Should the above signed be present and elect to vote at the Annual Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated December 29, 2008 and the 2008 Annual Report to Shareholders.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.